STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/26/02  	Archer Daniels Midland Co.

Shares            Price         Amount
10,000  	$ 99.26		$9,926

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.88        N/A 	 0.00%	            0.77%

Broker
Salomon Smith Barney, Inc.

Underwriters of Archer Daniels Midland Co.

Underwriters                             Principal Amount
Salomon Smith Barney, Inc.                 $ 150,000,000
Banc of America Securities, LLC		     125,500,000
J.P. Morgan Securities, Inc.                 125,500,000
ABN AMRO Inc.                                 16,500,000
Credit Suisse First Boston Corp.              16,500,000
Deutsche Bank Securities, Inc.                16,500,000
Goldman, Sachs & Co.                          16,500,000
HSBC Securities (USA), Inc.		      16,500,000
Merrill Lynch, Pierce, Fenner, & Smith, Inc.  16,500,000
Total					   $ 500,000,000


STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
09/18/02 	Barclays Bank PLC

Shares            Price         Amount
10,000  	  $100.00	$10,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.01        N/A		  0.00             0.33%

     Broker
Barclays Capital, Inc.

Underwriters of Barclays Bank PLC

Underwriters*      	             Principal Amount*
                                      $1,000,000,000

*Principal amount of underwriters were
 not available at time of filing.


STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/20/02	Household Finance Corp.

Shares            Price         Amount
5,000   	  $99.37	$4,969

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.45        N/A 	 0.00%	           0.23%

Broker
Lehman Brothers, Inc.

Underwriters of Household Finance Corp.

Underwriters     	                  Principal Amount
J.P. Morgan Securities, Inc.               $ 280,900,000
Lehman Brothers, Inc. 			     280,800,000
Morgan Stanley                               280,800,000
ABN AMRO, Inc.                                22,500,000
Banc of America Securities, LLC               22,500,000
Banc One Capital Markets, Inc.     	      22,500,000
BNP Paribas Securities Corp.                  22,500,000
Credit Suisse First Boston Corp.              22,500,000
Deutsche Bank Securities, Inc.                22,500,000
UBS Warburg LLC                               22,500,000
Total				          $1,000,000,000


STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/10/02	Florida Power and Light

Shares            Price         Amount
10,000  	  $100.00	$10,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.65        N/A 	 0.00%	           0.44%

Brokers
JPMorgan Securities, Inc. and Salomon Smith Barney, Inc.

Underwriters of Florida Power and Light

Underwriters                             Principal Amount
J.P. Morgan Securities, Inc.               $ 140,000,000
Salomon Smith Barney 			     140,000,000
Banc of America Securities LLC                36,000,000
Wachovia Securities, Inc.                     36,000,000
Banc One Capital Markets, Inc.     	      16,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.   16,000,000
Suntrust Capital Markets                      16,000,000
Total					   $ 400,000,000

STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/23/03	Georgia Pacific Corp.

Shares            Price         Amount
100,000  	  $99.36	$99,360

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
2.125       N/A 	 0.01%	           0.09%

Brokers
Goldman Sachs & Co. and Bank of America Securities LLC

Underwriters of Georgia Pacific Corp.

Underwriters*                             Principal Amount*
Total                                     $5,000,000,000

*Principal amounts of underwriters were not available at time of filing.


STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/31/03	National Rural Utiliites

Shares            Price         Amount
15,000  	  $99.642	$14,946

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.60        N/A 	 0.00%	           0.95%

Brokers
ABN Amro Holding, Bank of America Securities LLC,
JPMorgan Chase Bank, and Lehman Brothers, Inc.

Underwriters of National Rural Utilities

Underwriters                             Principal Amount
ABN AMRO, Inc.                              $100,000,000
Banc of America Securities LLC		     100,000,000
J.P. Morgan Securities, Inc.                 100,000,000
Lehman Brothers, Inc. 			     100,000,000
Credit Lyonnais Securities 		      18,750,000
Scotia Capital, Inc.                          18,750,000
UBS Warburg LLC                               18,750,000
Banc One Capital Markets                       7,292,000
BMO Nesbitt Burns, Inc.			       7,292,000
Comerica Securities			       7,292,000
Mizuho International PLC                       7,292,000
PNC Capital Markets                            7,292,000
TD Securities                                  7,290,000
Total			                    $500,000,000

STRATEGIC INCOME FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/06/03	Boeing Co.

Shares            Price         Amount
5,000   	  $99.46	$4,973

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.45        N/A 	 0.00%	           0.45%

Broker
First Boston Brokerage Co.

Underwriters of Boeing Co.

Underwriters                                 Principal Amount
Credit Suisse First Boston Corp.	       $140,000,000
Deutsche Bank Securities, Inc.			140,000,000
J.P. Morgan Securities, Inc.                    140,000,000
Banc of America Securities LLC			 10,200,000
Banc One Capital Marktes                         10,200,000
Barclays Capital				 10,200,000
BNP Paribas					 10,200,000
Credit Lyonnais Securities 			 10,200,000
Merrill Lynch & Co.                              10,200,000
Morgan Stanley                                   10,200,000
Salomon Smith Barney				 10,200,000
UBS Warburg LLC                                  10,200,000
Wachovia Securities, Inc.                        10,200,000
ABN AMRO, Inc.                                    5,200,000
Bayerische Landesbank (US)                        5,200,000
BBVA Securities, Inc.                             5,200,000
BNY Capital Markets                               5,200,000
Daiwa Securities SMBC                             5,200,000
McDonald Investments, Inc.                        5,200,000
Mitsubishi Trust International                    5,200,000
Mizuho International PLC                          5,200,000
PNC Capital Markets                               5,200,000
RBC Dominion Securities                           5,200,000
Royal Bank of Scotland PLC                        5,200,000
SG Cowen Securities Corp.                         5,200,000
Standard Chartered Bank                           5,200,000
Tokyo-Mitsubishi International PLC                5,200,000
US Bancorp Piper Jaffray                          5,200,000
Total					       $600,000,000



Trade
Date     	Issue
02/06/03	Goldman Sachs Group, Inc.

Shares            Price         Amount
5,000   	 $100.00	$5,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.88        N/A 	 0.00%	           0.15%

Broker
Goldman Sachs and Co.

Underwriters of Goldman Sachs Group, Inc.

Underwriters                             Principal Amount
Goldman Sachs and Co.                    $1,600,000,000
ABN AMRO, Inc.                               16,000,000
Banc of America Securities LLC		     16,000,000
Banc One Capital Markets                     16,000,000
Banco Santander Central Hispano, S.A.        16,000,000
Bank Brussels Lambert S.A.                   16,000,000
BNP Paribas                                  16,000,000
Commerzbank Capital Markets Corp.            16,000,000
Credit Agricole Indosuez   		     16,000,000
Credit Lyonnais Securities 	             16,000,000
Daiwa Securities SMBC                        16,000,000
Danske Bank Securities, Inc.                 16,000,000
Deutsche Bank Securites, Inc.                16,000,000
DZ Bank AG                                   16,000,000
Fleet Securities, Inc.                       16,000,000
Edward D. Jones & Co.                        16,000,000
J.P. Morgan Securities, Inc.                 16,000,000
Loop Capital Markets LLC                     16,000,000
McDonald Investments, Inc.                   16,000,000
Ormes Capital Markets, Inc.                  16,000,000
Salomon Smith Barney		             16,000,000
Suntrust Capital Markets, Inc.               16,000,000
The Royal Bank of Scotland PLC               16,000,000
Tokyo-Mitsubishi International PLC           16,000,000
Wachovia Securities, Inc.                    16,000,000
Total                                    $2,000,000,000


Strategic Income Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
03/06/03	TXU Energy Corp.

Par Amount       Price         Amount
10,000  	 $100.00	$10,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A 	 0.00%	           0.51%

Broker
Lehman Brothers, Inc. New York

Underwriters of TXU Energy Corp.

Underwriters*                                Principal Amount*

Total					     $1,000,000,000

*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
04/30/03	Liberty Media Corp.

Par Amount       Price         Amount
15,000	 	 $99.63		$14,945

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65       N/A 	 0.00%	           0.75%

Broker
Lehman Brothers, Inc. New York

Underwriters of Liberty Media Corp.

Underwriters          	                   Principal Amount
Lehman Brothers, Inc.			     $300,002,000
Citigroup Global Markets, Inc.		      300,001,000
Merrill Lynch, Pierce, Fenner & Smith Inc     300,001,000
Banc of America Securities LLC 		        8,333,000
BNP Paribas Securities, Inc.                    8,333,000
BNY Capital Markets, Inc.			8,333,000
Credit Lyonnais Securities (USA), Inc. 		8,333,000
Deutsche Bank Securities, Inc.			8,333,000
Fleet Securities, Inc.				8,333,000
ING Financial Markets LLC			8,333,000
J.P. Morgan Securities, Inc. 			8,333,000
RBC Dominion Securities Corp.			8,333,000
Scotia Capital (USA), Inc.			8,333,000
TD Securities (USA), Inc.			8,333,000
Wachovia Securities, Inc.			8,333,000

Total                                      $1,000,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/12/03	Arizona Public Service Co.

Par Amount       Price         Amount
5,000	 	 $99.26		$4,963

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.70       N/A 	 0.00%	           1.31%

Broker
Lehman Brothers, Inc. New York

Underwriters of Arizona Public Service Co.

Underwriters     	              Principal Amount
Lehman Brothers, Inc.		        $105,000,000
Citigroup Global Markets, Inc.            75,000,000
Barclays Capital, Inc.			  45,000,000
Banc of America Securities LLC	          12,500,000
Banc One Capital Markets, Inc.		  12,500,000
BNY Capital Markets, Inc. 		  12,500,000
J.P. Morgan Securities, Inc.		  12,500,000
KBC Financial Products USA, Inc.	  12,500,000
UBS Warburg LLC				  12,500,000

Total                                   $300,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/13/03	AEGON N.V.

Par Amount       Price         Amount
10,000	 	 $99.98		$9,998

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45       N/A 	 0.00%	           1.10%

Broker
BA Securities, Inc.

Underwriters of AGEON N.V.

Underwriters     	              Principal Amount
Banc of America Securities LLC	        $290,625,000
Citigroup Global Markets, Inc.           290,625,000
Banc One Capital Markets, Inc.		  93,750,000
ABN AMRO, Inc.   	          	  18,750,000
Credit Suisse First Boston LLC		  18,750,000
J.P. Morgan Securities, Inc.		  18,750,000
UBS Warburg LLC				  18,750,000

Total                                   $750,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/15/03	Capital One Bank

Par Amount       Price         Amount
5,000	 	 $99.56		$4,978

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.50       N/A 	 0.00%	           0.63%

Broker
BA Securities, Inc.

Underwriters of Capital One Bank


Underwriters*                                Principal Amount*

Total					     $600,000,000

*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
05/22/03	Household Automotive Trust, Series 2003-1

Par Amount       Price         Amount
75,000	 	 $99.98		$74,983

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.26       N/A 	 0.03%	          3.57%

Broker
Barclays Capital, Inc.

Underwriters of Household Automotive Trust, Series 2003-1


Underwriters                               Principal Amount

Barclays Capital, Inc.			      $51,600,000
J.P. Morgan Securities			       51,600,000
Banc of America Securities LLC                 51,600,000
Credit Suisse First Boston                     51,600,000
Deutsche Bank Securities, Inc.                 51,600,000

Total					     $258,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/10/03	American Express Credit Account Master
 		Trust, Series 2003-4

Par Amount       Price         Amount
35,000	 	 $99.97	       $34,991

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.23       N/A 	 0.01%	           0.15%

Broker
Salomon Brothers, Inc.

Underwriters of American Express Credit Account Master
 		Trust, Series 2003-4


Underwriters                               Principal Amount
Citigroup Global Markets, Inc.		   $142,050,000
Barclays Capital, Inc.			    142,050,000
J.P. Morgan Securities, Inc.		    142,050,000
Wachovia Securities, Inc.		    142,050,000
Loop Capital Markets, LLC		      7,000,000
Utendahl Capital Partners, LP		      7,000,000
McDonald Investments, Inc.		      6,000,000

Total					   $588,200,000




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/19/03	Arch Western Finance LLC

Par Amount       Price         Amount
25,000	 	 $100.00       $25,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.75       N/A 	 0.00%	           0.37%

Broker
Salomon Brothers, Inc.

Underwriters of Arch Western Finance LLC


Underwriters                               Principal Amount
Citigroup				    $175,000,000
J.P. Morgan Securities, Inc.		     175,000,000
Morgan Stanley				     175,000,000
Bank of New York			      15,750,000
BNP Paribas				       7,000,000
Credit Lyonnais (US)			      17,500,000
Credit Suisse First Boston Corp.	      24,500,000
Merrill Lynch & Co.			      24,500,000
PNC Capital Markets			      70,000,000
US Bank N.A.				      15,750,000

Total					     $700,000,000




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/26/03	General Motors Acceptance Corp.

Par Amount       Price         Amount
10,000	 	 $99.20        $9,920

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75       N/A 	 0.00%	           0.45%

Broker
Salomon Brothers, Inc.

Underwriters of General Motors Acceptance Corp.

Underwriters*                                Principal Amount*

Total					     $1,250,000,000

*Principal amount of underwriters were not available at time of filing.




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/26/03	General Motors Acceptance Corp.

Par Amount       Price         Amount
15,000	 	 $98.62        $14,793

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75       N/A 	 0.00%	           0.44%

Broker
Merrill Lynch MBS, Inc.

Underwriters of General Motors Acceptance Corp.


Underwriters*                                Principal Amount*

Total					     $3,000,000,000

*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
06/24/03	HSBC Capital Funding LP

Par Amount       Price         Amount
10,000	 	 $100.00       $10,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.00       N/A 	 0.00%	           0.41%

Broker
HSBC Securities, Inc.

Underwriters of HSBC Capital Funding LP

Underwriters*                                Principal Amount*

Total					     $1,250,000,000

*Principal amount of underwriters were not available at time of filing.




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/08/03	Goldman Sachs Group, Inc.

Par Amount       Price         Amount
20,000	 	 $99.87        $19,975

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45       N/A 	 0.00%	           0.60%

Broker
Goldman Sachs & Co.

Underwriters of Goldman Sachs Group, Inc.

Underwriters                               Principal Amount
Goldman, Sachs & Co.			   $1,600,000,000
ABN AMRO, Inc.				       20,000,000
Banc of America Securities LLC		       20,000,000
Banc One Capital Markets, Inc.                 20,000,000
BNP Paribas Securities Corp.		       20,000,000
BNY Capital Markets, Inc.		       20,000,000
Commerzbank Capital Markets Corp.	       20,000,000
Daiwa Securities SMBC Europe LTD	       20,000,000
Danske Bank AS				       20,000,000
Guzman & Co. 				       20,000,000
HSBC Securities (USA), Inc. 		       20,000,000
ING Financial Markets LLC		       20,000,000
Edward D. Jones & Co. LP		       20,000,000
J.P. Morgan Securities			       20,000,000
Mellon Financial Markets LLC		       20,000,000
Samuel A. Ramirez & Co., Inc.		       20,000,000
Muriel Siebert & Co., Inc.		       20,000,000
SunTrust Capital Markets, Inc.		       20,000,000
Tokyo-Misubishi International PLC	       20,000,000
Wachovia Capital Markets LLC		       20,000,000
Wells Fargo Brokerage Services LLC             20,000,000

Total					    2,000,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/14/03	SLM Corp.

Par Amount       Price         Amount
20,000	 	 $99.03        $19,805

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75       N/A 	 0.00%	           0.86%

Broker
Morgan Stanley & Co.

Underwriters of SLM Corp.


Underwriters                               Principal Amount
Morgan Stanley & Co., Inc.		   $300,000,000
Citigroup Global Markets, Inc.		    300,000,000
ABN AMRO, Inc.				     18,750,000
Banc of America Securities LLC		     18,750,000
Banc One Capital Markets, Inc.		     18,750,000
Credit Suisse First Boston LLC		     18,750,000
J.P. Morgan Securities, Inc.		     18,750,000
Lehman Brothers, Inc.			     18,750,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.  18,750,000
UBS Warburg LLC				     18,750,000

Total					    750,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/14/03	USAA Auto Owner Trust Ser. 2003-1

Par Amount       Price         Amount
40,000	 	 $99.99        $39,995

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.30       N/A 	 0.01%	           0.01%

Broker
BA Securities, Inc.

Underwriters of USAA Auto Owner Trust Ser. 2003-1


Underwriters                               Principal Amount
Banc One Capital Markets, Inc.		   $90,600,000
Deutsche Bank Securities, Inc.		    90,600,000
Banc of America Securities LLC		    30,200,000
Barclays Capital, Inc.			    30,200,000
Citigroup Global Markets, Inc.		    30,200,000
J.P. Morgan Securities, Inc.		    30,200,000

Total					   302,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/22/03	Delphi Corp.

Par Amount       Price         Amount
5,000	 	 $98.81        $4,940

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45       N/A 	 0.00%	           0.57%

Broker
Barclays Capital, Inc.

Underwriters of Delphi Corp.


Underwriters                               Principal Amount
Barclays Capital, Inc.			   $175,000,000
Citigroup Global Markets, Inc.		    175,000,000
Banc of America Securities LLC		     75,000,000
Credit Suisse First Boston LLC		     10,000,000
J.P. Morgan Securities, Inc.		     10,000,000
Morgan Stanley & Co., Inc.		     10,000,000
UBS Securities LLC		   	     10,000,000
BNP Paribas Securities Corp.		      5,000,000
Deutsche Bank Securities, Inc.		      5,000,000
HSBC Securities (USA), Inc.		      5,000,000
McDonald Investments, Inc.		      5,000,000
Ramirez & Co., Inc.			      5,000,000
The Royal Bank of Scotland PLC		      5,000,000
Tokyo-Mitsubishi International PLC	      5,000,000

Total					   $500,000,000




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/22/03	American Express Co.

Par Amount       Price         Amount
1,000	 	 $99.71        $997

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.43       N/A 	 0.00%	           0.41%

Broker
Utendahl Capital Partners

Underwriters of American Express Co.


Underwriters                               Principal Amount
Lehman Brothers, Inc.			   $550,000,002
Utendahl Capital Group LLC		    125,000,000
The Williams Capital Group LP		    125,000,000
Banc of America Securities LLC		     33,333,333
Deutsche Bank Securities, Inc.		     33,333,333
J.P. Morgan Securities, Inc.		     33,333,333
Tokyo-Mitsubishi International PLC	     33,333,333
Wachovia Securities, Inc.		     33,333,333
Barclays Capital, Inc.			     33,333,333

Total					 $1,000,000,000




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
07/22/03	American Express Co.

Par Amount       Price         Amount
14,000	 	 $99.71        $13,959

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.43       N/A 	 0.00%	           0.41%

Broker
Lehman Brothers, Inc. New York

Underwriters of American Express Co.

Underwriters                               Principal Amount
Lehman Brothers, Inc.			   $550,000,002
Utendahl Capital Group LLC		    125,000,000
The Williams Capital Group LP		    125,000,000
Banc of America Securities LLC		     33,333,333
Deutsche Bank Securities, Inc.		     33,333,333
J.P. Morgan Securities, Inc.		     33,333,333
Tokyo-Mitsubishi International PLC	     33,333,333
Wachovia Securities, Inc.		     33,333,333
Barclays Capital, Inc.			     33,333,333

Total					 $1,000,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/06/03	Miller Brewing Co.

Par Amount       Price         Amount
20,000	 	 $99.23        $19,845

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45       N/A 	 0.00%	           1.06%

Broker
Salomon Brothers, Inc.

Underwriters of Miller Brewing Co.

Underwriters*                                Principal Amount*

Total					     $1,100,000,000

*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/06/03	Westpac Capital Trust III

Par Amount       Price         Amount
25,000	 	 $100.00       $25,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.10       N/A 	 0.00%	           1.91%

Broker
SBC Warburg, Inc. New York

Underwriters of Westpac Capital Trust III

Underwriters*                                Principal Amount*

Total					     $750,000,000

*Principal amount of underwriters were not available at time of filing.



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/07/03	Medco Health Solutions, Inc.

Par Amount       Price         Amount
20,000	 	 $99.20        $19,839

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.48       N/A 	 0.00%	           1.21%

Broker
Salomon Brothers, Inc.

Underwriters of Medco Health Solutions, Inc.

Underwriters				Principal Amount
Goldman, Sachs & Co.			$101,524,000
J.P. Morgan Securities, Inc.		 101,524,000
Citigroup Global Markets, Inc.		 101,524,000
Banc One Capital Markets, Inc.		  50,759,000
Wachovia Capital Markets, LLC		  50,759,000
Fleet Securities, Inc.			  39,340,000
Scotia Capital (USA), Inc.		  39,340,000
McDonald Investments, Inc.		   7,615,000
PNC Capital Markets, Inc.		   7,615,000

Total				        $500,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
08/07/03	Sonic Automotive, Inc.

Par Amount       Price         Amount
20,000	 	 $98.36        $19,673

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$2.00       N/A 	 0.00%	           0.00%

Broker
BA Securities, Inc.

Underwriters of Sonic Automotive, Inc.



Underwriters*                                Principal Amount*

Total					     $500,000,000

*Principal amount of underwriters were not available at time of filing.